Exhibit 99.1

United Dogecoin Advances Data Centre and Power Infrastructure Strategy to Support DOGE Mining and AI Hosting

United Dogecoin shares insights on its digital infrastructure strategy, aimed at expanding revenue opportunities and supporting long-term shareholder value creation.

Gaithersburg, Maryland – (June 25, 2026) – United Dogecoin Inc. (“United Dogecoin” or the “Company”), a Dogecoin mining and digital infrastructure company driven by industry experts recently acquired by Shuttle Pharmaceutical Holdings, Inc. (NASDAQ: SHPH) (“Shuttle”) (NASDAQ: SHPH), has initiated an evaluation of proprietary data centre and power generation opportunities designed to support long-term DOGE mining operations and future AI infrastructure workloads. Alongside this exploration, the Company continues to move toward electrification of its initial ElphaPex miners as the units arrive at United Dogecoin’s hosted data centre site, as outlined in the press release dated June 24, 2026.

The Company is evaluating opportunities to secure behind-the-meter power generation assets in Idaho, USA and Alberta, Canada. The Company believes that both Idaho and Alberta’s competitive power market, favourable climate conditions, and growing energy infrastructure make it an attractive jurisdiction for digital asset mining and high-performance computing applications. It also believes that both regions offer access to low-cost natural gas, renewable generation assets and a regulatory framework supportive of industrial power development.

“Our objective is to build a durable digital infrastructure platform rather than simply operate mining equipment,” said Ryan Trasolini, Co-CEO of Shuttle and a founder of United Dogecoin. “Ownership of power and data centre infrastructure has the potential to improve operating economics, increase strategic flexibility and create future opportunities in AI and high-performance computing. We believe these jurisdictions offer some of the most compelling environments in North America for this strategy.”

As demand for artificial intelligence and high-performance computing infrastructure continues to grow, United Dogecoin believes that data centre ownership may create optionality beyond cryptocurrency mining. Proprietary facilities could potentially support third-party computing customers and emerging AI workloads, thus creating additional revenue opportunities over time.

In parallel, United Dogecoin remains focused on energizing its first ElphaPex miners as the units arrive at the Company’s hosting facility. This milestone represents United Dogecoin’s first step toward establishing a scalable Dogecoin mining operation supported by low-cost North American energy.

United Dogecoin’s infrastructure strategy is focused on developing assets that can adapt to evolving market conditions while maximizing the value of low-cost energy resources. The Company believes that controlling both computing equipment and underlying power infrastructure may provide a competitive advantage as demand for digital asset mining and AI computing continues to grow.

United Dogecoin expects to provide additional updates regarding miner deployment, power generation initiatives, and data centre development as these initiatives progress.

For more information, please visit https://shuttlepharma.com/investor-relations/press-releases/

Media and IR contact

info@uniteddogecoin.com

About United Dogecoin

United Dogecoin is a Dogecoin mining company built on three foundational advantages: scale, preferential access to best-in-class equipment, and an industry leading management team. Its mission is to establish and maintain category leadership in the Dogecoin sector through high-efficiency, low-cost mining operations and strategic coin accumulation, combining operational excellence, consistency and expert execution to build a robust reserve.

About Shuttle Pharmaceuticals

Shuttle (NASDAQ: SHPH) owns a pharmaceutical software AI driven platform for molecular discovery and early-stage drug development. By combining modern AI techniques with structured scientific workflows, the Molecule.ai platform helps researchers explore the chemical space more efficiently, evaluate molecular ideas with greater clarity and make more informed decisions during the earliest stages of drug development.

Cautionary Note Regarding Forward-Looking Statements

Statements in this press release about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements.” These statements include, but are not limited to, statements concerning the completion of the offering. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These forward-looking statements may include, but are not limited to, the Company and its operations, strategies and plans, integration of businesses, governance changes, capital expenditures, cash flows and anticipated uses, synergies, opportunities and anticipated future performance, including the management team and board of directors of the post-acquisition company, financing activities, any future acquisitions and the maintenance of reserves and related arrangements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this release. These include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all; the risk that Shuttle’s and United Dogecoin’s businesses will not be integrated successfully, synergies and growth from Shuttle’s acquisition of the Company may not be fully realized or may take longer to realize than expected; potential adverse reactions or changes to business or employee relationships; failure to obtain or maintain required listing approvals or satisfy Nasdaq continued listing standards; inability to consummate planned financings on acceptable terms or within expected timeframes; risks relating to the volatile nature of the price of DOGE and other cryptocurrencies; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of digital assets for U.S. and foreign tax purposes; risks related to the unknown returns that the Company’s DOGE treasury strategy will generate; risks related to unproven strategies; the risk that changes in Shuttle’s capital structure and governance could have adverse effects on the market value of its securities; the ability of Shuttle and the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on Shuttle’s and the Company’s operating results and business generally; the risk that the acquisition of the Company by Shuttle could distract management from ongoing business operations or cause Shuttle or the Company to incur substantial costs; the risk that Shuttle may be unable to reduce expenses or access financing or liquidity; the impact of any economic downturn; the risk of changes in governmental regulations or enforcement practices; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Shuttle’s and United Dogecoin’s control, including those detailed in Shuttle’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and such other documents of Shuttle filed, or to be filed, with the SEC that are or will be available on Shuttle’s website at www.shuttlepharma.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that Shuttle and United Dogecoin believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither Shuttle nor United Dogecoin undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.